AMENDED AND RESTATED
                              FINANCING AGREEMENT

         THIS AGREEMENT is entered into by and between TAMMAC FINANCIAL CORP., a Delaware Corporation, with its principal office located at 100 Commerce Boulevard, Wilkes-Barre, Pennsylvania 18702 (hereinafter referred to as "Tammac") and ILX Incorporated (f/k/a International Leisure Enterprises Incorporated), a corporation of the State of Arizona, with its principal place of business located at 2777 East Camelback Road, Phoenix, Arizona 85016 ("Developer").

                              W I T N E S S E T H:

         WHEREAS, Developer is the owner of a certain time share condominium project commonly known as the Golden Eagle Resort located in Estes Park, Colorado, including all time share estates and/or Unit Weeks now or hereafter owned by the Developer; the resort and the real estate being more particularly described in Exhibit "A" attached hereto and made a part hereof (said resort being hereinafter referred to as the "Project"); and

         WHEREAS, Developer has offered and plans to offer for sale and/or lease certain interests in real estate as said interests are defined in and created by the Project Documents (as hereinafter defined); and

         WHEREAS, the Project, including the real estate underlying same, the improvements thereon and all furnishings, fixtures and personalty contained therein and all common elements appurtenant thereto, is presently subject to those encumbrances represented by mortgages, deeds of trust, security agreements and other documents previously disclosed to Tammac or Tammac's counsel in writing; and

         WHEREAS, Developer plans to enter into Contacts with Consumers interested in leasing or purchasing and financing one or more Unit Weeks, which Contracts shall provide for the payment of said Contracts over periods of time in installments; and

         WHEREAS, Developer and Tammac have previously entered into a Financing Agreement dated September 11, 1991 ("1991 Financing Agreement"), which set forth the terms and conditions under which Developer would offer and Tammac would purchase Contracts; and

         WHEREAS, Developer and Tammac desire to amend and restate the terms and conditions of the 1991 Financing Agreement; and

         WHEREAS, to that end, the parties wish to memorialize their agreements by this writing,

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is herewith acknowledged, the parties hereby agree as follows:

         1.    DEFINITIONS.

               When used in this Agreement, the ollowing terms shall have the meanings set forth below:

         1.1. "Commitment Letter" shall mean that certain commitment letter dated July 20, 1994, issued by Tammac to Developer (and any amendments thereto), which Commitment Letter is incorporated herein by reference as though set forth at length.

         1.2. "Consumer" or "Consumers" shall mean those individual(s) financing the purchase or lease of Unit Weeks from Developer (including any guarantor thereof), who execute an agreement, contract, note, mortgage, mortgage deed, deed of trust and/or similar documentation, which evidence his, her and/or their obligation to the Developer for the repayment of the unpaid portion of the cash price for the Unit Week and the first lien and security interest granted to Developer in and to the Unit Week.

         1.3. "Contract" or "Contracts" shall mean a consumer contract or agreement between the Developer as lessor, seller and/or lender and a Consumer, as the lessee or purchaser and/or borrower of (or relating to) a Unit Week, together with all Related Documents.

         1.4. "Credit Package" means the documents submitted by Developer to Tammac for review and credit approval, which documents shall include a completed loan application, credit bureau report and other information and documentation of a similar nature to enable Tammac to determine the creditworthiness of the Consumer and the Consumer's financial ability to repay the Contract.

         1.5. "Loan Documents" shall mean this Agreement, the Commitment Letter, the Loan and Security Agreement, the Promissory Note, the Deed of Trust,
Security Agreement and Financing Statement, the Environmental Indemnity Agreement, the Collateral Assignment of Lease or Leases, the Agency Agreement, Uniform Commercial Code Financing Statements, certificates, resolutions, affidavits, opinion letters and other writings or documents of every kind and nature submitted in connection with and/or as security for the Developer's obligations thereunder, hereunder, or otherwise, whether executed contemporaneously herewith or hereafter, and any and all amendments, modifications, renewals, extensions, substitutions or replacements thereof or thereto.

         1.6. "Mortgage" or "Deed of Trust" shall mean the Deed of Trust, Security Agreement and Financing Statement executed and delivered contemporaneously herewith by Developer to Tammac covering the Project, all being given as additional collateral security for the obligations of Developer pursuant to the Loan Documents.

         1.7. "Project" means the timeshare condominium project (including, but not limited to, the Unit Weeks now owned or hereafter assigned by Developer) known as the Golden Eagle Resort, located in the town of Estes Park, Larimer County, Colorado, including the real estate, the improvements thereon and all furnishings, fixtures and personalty contained therein, all common areas and/or elements appurtenant thereto and/or used or useable in connection with the operation of the Project.

         1.8. "Project Documents" mean the constituent condominium documents for the Project, including, but not limited to, the Condominium and Time Share Ownership Declaration for Golden Eagle Resort, a Condominium, recorded August 31, 1987 at Reception No. 87050248, and rerecorded October 16, 1987 at Reception No. 8705979, the Articles of Incorporation, By-Laws and Rules and Regulations of the Golden Eagle Resort Condominium Association, Inc., the Public Offering Statements and any exhibits thereto, and any supplements, additions or amendments to any of the foregoing, as may be made from time to time.

         1.9. "Related Documents" shall mean, as applicable to each Contract, the Credit Package, security agreements, mortgages, mortgage deeds, deeds of trust securing the Contracts and encumbering the Unit Weeks, guaranty agreements, all records pertaining to the Contracts, including, but not limited to, all files, closing or settlement statements, title insurance reports and policies, copies of deeds, Contracts, prospectuses delivered to Consumers, public offering statements, receipts for said prospectuses and public offering statements, truth-in-lending disclosure statements, information, documents, records and such other writings or documents of every kind and nature submitted and/or executed by or on behalf of a Consumer or any guarantor of the Consumer and relating to the Contracts and the Consumer's financing thereof.

         1.10. "Transaction" or "Transactions" means a lease or sale transaction evidenced by a Contract and/or Related Documents, which Transactions are sold to Tammac in accordance with this Agreement.

         1.11. "Unit Week" or "Unit Weeks" shall mean the timeshare interests or estates defined in or created by the Project Documents or otherwise.

         2.   SALE AND PURCHASE OF CONTRACTS AND RELATED
              DOCUMENTS; FUNDING.

         2.1. Subject to the funding limitations as set forth in the Commitment Letter, Developer shall offer to sell to Tammac the Transactions. Developer shall submit complete Credit Packages to Tammac for review relating to said Transactions so offered. Provided Developer is not in default under the terms and conditions of this Agreement, and subject to the terms, conditions and limitations of the Commitment Letter, as same may be amended, which Commitment Letter, together with any amendments, is incorporated herein by reference as though set forth fully at length, Tammac shall purchase those Transactions which meet Tammac's lending criteria and guidelines, as same shall be in effect on the date that the Agreement is executed and delivered to Tammac by the Developer. A copy of Tammac's current lending guidelines and criteria is attached hereto and made a part hereof and labelled as Exhibit "B". Tammac's lending guidelines and criteria shall not change during the term of this Agreement. Tammac shall advise Developer in writing whether it intends to purchase a particular Transaction. Any approval to purchase a Transaction shall be subject to the terms and conditions contained in said approval.

         2.2. Except as set forth in Section 2.9 of this Agreement, Tammac shall accept Contracts that meet Tammac's lending guidelines and criteria and which are written at a contract rate of six and one-quarter (6 1/4%) percentage points above the highest prime rate as announced from time to time in The Wall Street Journal (the "Acceptable Contract Rate"). The Acceptable Contract Rate shall be fixed for a period of six months from the execution and delivery of this Agreement and shall be based on the highest prime rate as announced in The Wall Street Journal on the business day preceding the execution and delivery of this Agreement ("Prime Rate"). Thereafter, the Acceptable Contract Rate is subject to change every six (6) months following the execution and delivery of this Agreement (the "Change Date") and will be reset, if at all, based upon the Prime Rate then in effect on each Change Date. Notwithstanding anything contained herein to the contrary, in the event that the Prime Rate exceeds nine and three quarters (9.75%) percent per annum, and provided the Developer is not in default under the terms of the Financing Agreement, Tammac shall continue to purchase Contracts pursuant to the terms hereof, irrespective of the interest rate set forth in said Contracts without discounting said Contracts. For so long as the Prime Rate exceeds 9.75% Tammac shall have no further obligation to make Interest Rate Differential Payments to the Developer, as provided in Section 2.9 of this Agreement.

         2.3. Upon acceptance by Tammac of a Transaction pursuant to the terms of this Agreement, and in order to perfect Tammac's ownership interest and/or security interest in the Contracts and Related Documents, Developer shall deliver to Tammac all original Contracts and Related Documents evidencing and securing the Contracts and proper assignments and endorsements thereof, all in form and substance satisfactory to Tammac.

         2.4. If Tammac purchases a particular Transaction, Tammac shall fund the then unpaid principal balance of the Contract, less all costs and sums to be paid into the Reserve Account (as hereinafter defined) and/or to Tammac as more particularly set forth below. In the event Tammac declines to purchase a particular Transaction and the Developer declines to extend credit to the Consumer in that Transaction, Developer shall be obligated to provide the Consumer with a declination notice all in conformity with federal and state laws and regulations.

         2.5. All costs and expenses relating to the negotiations and consummation of this Agreement and the execution and delivery of the Loan Documents, including, but not limited to, Tammac's attorneys' fees and costs (except as limited pursuant to the Commitment Letter), shall be deducted from and paid to Tammac upon demand.

         2.6. In order to assure Tammac that it is being granted a valid first lien on the Unit Weeks, free and clear of all defects, liens, encumbrances and exceptions to title whatsoever, except for exceptions that are approved by counsel for Tammac, Tammac shall receive written verification that the Deed of Trust and Assignment thereof have been duly recorded in the Larimer County Recording Office from a licensed Colorado attorney or title insurance company. All costs and expenses relating to the aforesaid arrangement, including, but not limited to, the costs and fees of said attorney(s) or title company, shall be paid directly by the Developer immediately upon the presentation of invoices.

         2.7. In addition to the sums paid into the Reserve Account as hereinafter provided, a non-refundable placement/processing fee in the amount of $150.00 for each Contract purchased by Tammac hereunder shall be deducted from and paid to Tammac from each funding. Notwithstanding anything contained herein and to the contrary, in the event that Tammac purchases a Contract without requiring the Developer to furnish a title insurance policy for such Contract in an amount at least equal to the total of the Consumer's obligations under the Contract covering the Unit Week conveyed to the Consumer and financed by Tammac, the Developer shall pay a placement/processing fee to Tammac equal to $250.00 for each Contract purchased by Tammac pursuant to this Agreement.

         2.8. If the Developer has received any payments from a Consumer relating to any Transaction purchased by Tammac pursuant to the terms hereof, Developer shall provide a certificate verifying the current unpaid principal balance due under the Contract, the amount of the periodic installments and the date to which the interest is paid.

         2.9. Notwithstanding anything contained herein to the contrary, for each Contract written by Developer and purchased by Tammac at a Contract interest rate less than the Acceptable Contract Rate, then in effect on the date Tammac purchases said Contract, said Contract shall be discounted on the date each such contract is purchased by Tammac so as to yield an equivalent rate to Tammac of the Acceptable Contract Rate then in effect. To that extent, the amount to be funded by Tammac to Developer on each such Contract shall be reduced. Any and all sums paid by Developer to Tammac so as to equalize the yield as aforesaid shall be non-refundable under any and all circumstances.

                  In the event that a Contract written by Developer and purchased by Tammac provides for a contract interest rate greater than the Acceptable Contract Rate then in effect on the date each payment is received under the Contract by the Consumer, Tammac shall pay to the Developer, as and when collected and earned, on a monthly basis, the Interest Rate Differential, as hereinafter defined. The Interest Rate Differential shall be computed by subtracting the interest component of each payment of an effected Contract computed at the Acceptable Contract Rate then in effect from the interest component of each payment actually received by Tammac on each Contract written at a rate of interest in excess of the Acceptable Contract Rate. Tammac shall furnish such documentation to the Developer, on a monthly basis, identifying each of the Contracts purchased by Tammac which are subject to an interest rate differential payment ("Interest Rate Differential Payment(s)") as hereinabove provided, which documentation shall be reasonably satisfactory to Tammac and the Developer. Tammac shall not be responsible to make any Interest Rate Differential Payments to the Developer unless and until Tammac receives good, collected funds required to be paid under said Contracts. Developer recognizes and agrees that it shall bear any credit risk in the event that all or any payments due under a particular Contract are not made and/or received by Tammac or are otherwise dishonored. In the event that all or any portion of the Interest Rate Differential Payments are required to be returned to a Consumer or someone making a claim by or on behalf of the Consumer or the Consumer's creditor(s), the Developer shall, upon the demand of Tammac, immediately return all or any portion of the Interest Rate Differential Payment(s) required to be returned.

                  Tammac shall be under no obligation to make Interest Rate Differential Payments to the Developer in connection with the Acceptable Contracts securing the Loan referred to in the Commitment Letter.

         2.10. In the event the Developer sells one Unit Week to two (2) Consumers, whereby one of the Consumers is purchasing the odd years of a Unit Week and the other Consumer is purchasing the even years of that Unit Week ("Split Week Contracts"), Tammac shall not be obligated to purchase any Split Week Contracts unless said Split Week Contracts meet Tammac's lending criteria and guidelines.

         2.11. Tammac shall only accept Contracts which provide that: (i) the amount financed is an amount equal to or greater than $5,001.00 and the term of which is eighty-four (84) months or less; or (ii) the amount financed is $5,000.00 or less and the term of which is sixty (60) months or less.

         3.     DEVELOPER'S WARRANTIES AND REPRESENTATIONS.
                Developer  represents  and  warrants  (and  on the  date  each
Transaction   is  purchased,   shall  be  deemed  to  have  repeated  each  such
representation and warranty) as follows:

         3.1. Developer is a Corporation duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization and is duly qualified and authorized to do business in each state where its failure to so qualify would materially impair its ability to perform its obligations under this Agreement, or its ability to enforce any Contract or the Related Documents.

         3.2. The execution, delivery and performance of this Agreement, the Loan Documents, the Contracts, the Related Documents and any other documents and instruments contemplated by this Agreement to which Developer is a party, or in which Developer has an interest, have been duly authorized by all necessary action on the part of Developer and do not violate or constitute a breach under its articles of incorporation or by-laws, or any law, rule or regulation, indenture, contract or other instruments to which Developer is a party or by which it is bound.

         3.3. Upon Developer's execution and delivery of this Agreement, this Agreement shall be a legal, valid and binding obligation of Developer, enforceable in accordance with its terms.

         3.4. There is no suit or proceeding now pending, (nor to the knowledge of Developer, threatened, nor is there any basis therefor) against or affecting it, or any of its properties or rights, which, if adversely determined, would materially impair its ability to carry on its business or would materially affect its financial condition.

         3.5. Developer has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessments received by it, to the extent such taxes have become due.

         3.6. Developer's financial statements heretofore furnished to Tammac are true and complete, have been prepared in accordance with generally accepted accounting principals applied on a basis consistent with those used by Developer during its immediately preceding full fiscal year and fairly present Developer's financial condition as of the dates noted therein and the results of its operations for the interim period then ending. Developer knows of no liability, direct or contingent, involving significant amounts, not disclosed by, or reserved against in said financial statements. Since the date of the financial statements referred to herein, there have been no material adverse changes in the financial condition of Developer and no such change is expected to the knowledge of the signatories to this Agreement in either their individual or representative capacities.

         3.7. All information, reports and other papers and data furnished to Tammac were, at the time that same were furnished to Tammac, complete and correct in all material respects, to the extent necessary to give Tammac a true and accurate knowledge of the subject matter. No fact is known to Developer which materially and adversely affects or in the future may materially and adversely affect the business, assets, liabilities, financial condition, results of operations or business prospects of Developer which have not been set forth in such information, reports or other papers or data or otherwise disclosed in writing to Tammac. No document furnished or statement made to Tammac in connection with the negotiation, preparation or execution of this Agreement contains or will contain any untrue statement of fact material to the creditworthiness of Developer or omits to state a material fact necessary in order to make the statements contained therein not misleading.

         3.8. No consent or approval of, giving of notice to, registration with or taking of any other action in respect of, any governmental authority or agency is required with respect to the execution, delivery and performance by Developer of this Agreement.

         3.9. The Developer is the owner in fee of the Project and the individual Unit Weeks and has the authority to sell and finance the sale of the Unit Weeks. No interest in the Project and/or the Unit Weeks have been sold, leased, assigned, pledged or otherwise encumbered in any manner whatsoever, and to the best of Developer's knowledge, no other person, company or entity claims any interest therein, except: (i) for those Unit Weeks sold to members of the general public, which Unit Weeks may be subject to purchase money mortgages or conditional sales contracts, (ii) the first Deed of Trust on the Project held by The Steele Foundation, Inc.; (iii) the interests granted to the unit owner's association governing the Project, if any, and (iv) the interests granted to Tammac pursuant to the Loan Documents.

         3.10. Should a Unit Week be sold by the Developer to a Consumer pursuant to the Project Documents in an arm's length transaction, and provided that no Event of Default, as that term is defined herein, occurs or is continuing, Tammac shall release said Unit Week from the Deed of Trust, whether or not said Unit Week is purchased by Tammac.

                  It is  understood  and  agreed  that,  provided  no  Event  of
Default, as that term is hereinafter defined, occurs or is continuing, Tammac shall execute and deliver a partial release and/or certificate of non-disturbance, in form and substance satisfactory to Tammac and Developer for all Transactions in which Developer conveys an undivided fee simple interest in the Project to a Consumer: (i) that is purchased by Tammac; (ii) is not financed by a Consumer ("Cash Transaction"); (iii) which is offered to Tammac by Developer pursuant to the terms hereof and do not meet Tammac's lending criteria and guidelines, and are therefore not purchased by Tammac ("Rejected Contracts"), or (iv) which is not offered to Tammac hereunder because said Transaction does not meet Tammac's lending criteria and guidelines ("Unacceptable Contracts"). With regard to the Cash Transactions, the Rejected Contracts and the Unacceptable Contracts, Developer shall furnish documentation reasonably satisfactory to Tammac evidencing said Cash Transactions, Rejected Contracts and Unacceptable Contracts upon Developer's request for a partial release of the Deed of Trust.

         3.11. Developer has obtained or will obtain prior to the sale, financing and/or lease of any Unit Weeks all necessary permits, approvals and authorization and has complied with all registration and qualification requirements necessary to lawfully offer Unit Weeks for sale or lease in the states in which said Unit Weeks shall be offered for sale or lease, including, but not limited to, acceptance and approval from the appropriate governmental authorities as may be required, of the Contracts and Related Documents presently used for the lease or sale and financing of Unit Weeks by the Developer and all other documents and items required to be filed or reviewed pursuant to applicable statutes, rules and regulations.

         3.12. The Unit Weeks being offered for sale and/or lease shall be offered for the personal use and enjoyment of the Consumer and not for investment purposes.

                  All representations and warranties made under this Agreement shall survive and not be waived by the execution and delivery of the Agreement or any investigation by Tammac relating thereto.

         4.       WARRANTIES, REPRESENTATIONS AND COVENANTS
                  RELATING TO THE CONTRACTS AND RELATED DOCUMENTS.

                  Developer   represents  and  warrants  with  respect  to  each
Transaction (and on the date that each Transaction is purchased shall be deemed to have repeated each such representation, warranty and covenant) as follows:

         4.1. Developer is the sole owner of and has indefeasible fee title to each of the Contracts, Related Documents, the Transactions, the Project and the Unit Weeks relating to each Transaction, and no interest in the Transactions or the Unit Weeks has been sold, leased, assigned, pledged or otherwise encumbered in any manner whatsoever and no other person, company or entity claims to hold such an interest therein.

         4.2. Each Transaction and the Contracts and Related Documents executed in furtherance thereof represent a bona fide, genuine, valid, binding and enforceable obligation of the Consumer, enforceable in accordance with its terms, except to the extent that such enforceability may be effected by any bankruptcy, insolvency, reorganization or similar law affecting creditor's rights generally. The time period in which each Consumer had to rescind his Contract has expired and each Consumer has not exercised his right to rescind said Contract.

         4.3.  Each  Transaction  purchased  was  entered  into   and remains in
compliance  with all  applicable  federal  and state  laws and regulations.

         4.4. To the best of Developer's knowledge, the Consumer has full capacity to contract.

         4.5. Developer has the right to: (i) assign the Contracts and the Related Documents to Tammac; (ii) sell and finance the sale of the Unit Weeks; and (iii) grant a security interest therein in and to Tammac.

         4.6. Full title and the right to receive all sums due or to become due pursuant to the Transactions shall be vested solely in Tammac upon Developer's execution and delivery of an assignment for each Transaction.

         4.7. The amount stated in the Contract to be due is not past due and will in fact be due and payable at the time or times provided therein and all other sums due or to become due pursuant to the Transactions are free from all liens or other outstanding rights (except the mortgage or deed of trust executed and delivered by the Consumer as security for the repayment of the obligations set forth in the Contract, if any), counterclaims, encumbrances, claims, rights of recoupment, setoff and defenses of every kind whatsoever, except to the extent that enforceability may be affected by any bankruptcy, insolvency, reorganization or similar law affecting creditor's rights generally.

         4.8. The Contracts and Related Documents are genuine and what they purport to be and they have not and will not be modified or altered without the prior written consent of Tammac.

         4.9. No default on the part of the Consumer or Developer has occurred under the terms of the Transactions, or any other agreement between the Consumer and Developer. Developer has not and will not sell or make any other assignment of or otherwise encumber the Unit Weeks, the Contracts, the Related Documents or the rights, privileges, monies and benefits pursuant to the Transactions except to Tammac hereunder, provided, however, Developer shall be free to assign the Rejected Contracts and the Unacceptable Contracts, and the documents relating thereto, to any third party.

         4.10. All signatures, names, addresses, amounts and other statements of facts contained in the documents evidencing the Transactions are genuine, true and correct, to the best of Developer's knowledge.

         4.11. Developer shall comply with all of its warranties and other obligations with respect to the Transactions.

         4.12. The filing, recordation or any other action or procedure which is permitted or required by statute or regulations to perfect Developer's title (or a security interest) in and to the Unit Weeks, the Contracts and/or the Related Documents has been accomplished pursuant to all applicable laws and regulations.

         4.13.   Developer  has   submitted  to  Tammac  all  available   credit
information relating to the Consumer, whether favorable or unfavorable.

         4.14. There is no litigation or proceeding pending or threatened which might, if successful, adversely affect the interest of Developer and/or Tammac with respect to any Transaction and/or the Project and/or the Deed of Trust.

         4.15. The Project and each Unit Week shall be insured in such amounts and against such risks as is satisfactory to Tammac, naming Tammac and its successors and assigns as first mortgagee and/or as additional insured, as is appropriate. Developer shall furnish to Tammac certificates of such insurance coverages and/or the original policies, at Tammac's discretion.

         4.16.   Only   Developer's   authorized   and  licensed  (if  required)
representatives were involved with the negotiation and consummation of the Transactions.

         4.17. The creation, development and operation of the Project and the creation of the Unit Weeks are in compliance with all applicable foreign, federal, state and local laws, rules and regulations, including, but not limited to, environmental, zoning and subdivision laws of the State of Colorado, and all applicable private property restrictions.

         4.18. All Unit Weeks were sold by employees, agents and brokers of Developer who, at all relevant times conducted their activities in compliance with all applicable federal, state and local laws, rules and regulations. All brokerage fees, commissions or other sums due to such persons with respect to the sale and/or financing of any Unit Week have been paid in full or provided for.

         4.19. The purchase price for a particular Unit Week is the same for cash sales and financed Contracts and in connection with financed Contracts, the Developer does not impose, nor do the Contracts provide for prepaid finance charges, as that term is defined in the Truth-in-Lending Act (15 U.S.C. 1601 et seq.).

                  All representations and warranties made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement or any investigation by Tammac relating thereto.

         5.       DEVELOPER'S COVENANTS.

                  Developer agrees to perform and observe all of the following covenants:

         5.1. Developer shall preserve and maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its formation and qualify and remain qualified as a foreign corporation, and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

         5.2. Developer shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits and upon any properties belonging to it prior to the date on which penalties attached thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon any properties of Developer; except no such tax, assessment, charge, levy or claim need be paid which is being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside.

         5.3. Developer shall, at its own cost and expense, if so required or requested by Tammac, prepare, record, file, and/or deliver to Tammac, all Contracts, Related Documents, mortgages, deeds of trust, security agreements, leases, financing statements and/or assignments thereof, which documents and instruments create, grant and convey to and/or in favor of Tammac, title to and/or a valid and enforceable first and paramount lien position in and to the Project, the Unit Weeks and/or Contracts and Related Documents. If requested by Tammac, Developer shall also, at its sole cost and expense, furnish to Tammac a title insurance policy for each Transaction in an amount at least equal to the total of the Consumer's obligations under the Contract covering the Unit Week conveyed to the Consumer and financed by Tammac, which title insurance policy shall be satisfactory to Tammac and shall insure the interest of Tammac to be a valid first lien on the Unit Week, free and clear of all defects, liens, encumbrances and exceptions to title whatsoever, except for exceptions that are approved by counsel for Tammac.

         5.4. Developer shall, within one hundred-twenty (120) days after the end of each fiscal year, furnish to Tammac its balance sheet as at the end of such year, and its income and surplus statement for such fiscal year, all in reasonable detail, all prepared in accordance with generally accepted accounting principals consistently applied on a consolidated basis with its subsidiaries, and all audited by independent certified public accountants of recognized standing selected by Developer and satisfactory to Tammac, and in addition to such statements, any supplementary information to the financial reports as Tammac shall reasonably require.

         5.5. Developer shall also deliver to Tammac within sixty (60) days after the end of each quarter-annual fiscal period of Developer, except the fourth (4th) quarter, its balance sheet as at the end of such period and its cumulative income and surplus statement for the period beginning on the first day of such fiscal year and ending on the date of such balance sheet, all in reasonable detail, all prepared in accordance with generally accepted accounting principals consistently applied, certified by the chief financial officer of Developer and in addition to such statements, any supplementary information to the financial reports as Tammac shall reasonably require.

         5.6. Developer shall execute and deliver to Tammac, any pledge, lien, encumbrance, security agreement, financing statement or other documents as may reasonably be requested by Tammac at any time when Tammac is owed any monies pursuant to the Transactions in order to effectuate more fully the purposes of this Agreement.

         5.7. Tammac shall have the sole right to receive and collect all monies owing on the Transactions purchased hereunder. Tammac shall, at its sole cost and expense, be responsible for all collection activities (as hereinafter defined) relating to any Transactions that are not more than sixty (60) days delinquent. Tammac's collection activities shall be expressly limited to: forwarding coupon books or payment statements to Consumers, servicing the Transactions, generating and mailing delinquency notices to the delinquent Consumers, and preparing and forwarding to Developer the trial balances and delinquency reports regarding the Transactions. Developer shall, at its sole cost and expense, undertake all other collection activity relating to the Transactions. Such Developer collection activity shall include but not be limited to, contacting the Consumer, instituting suit, foreclosing and selling the Contracts and/or Unit Weeks according to applicable laws, taking judgment and enforcing the judgment against the Consumer. Developer shall not, without Tammac's prior written consent, (a) grant any extension of time of payment, (b) compromise or settle any Transaction for less than the full amount owing, (c) release, in any manner, any Consumer, (d) waive any event of default under any Contract, or (e) refinance any Contract, provided, however, Developer shall not be so restricted on any transaction repurchased from Tammac by Developer.

         5.8. Developer shall observe, perform and comply with the covenants, terms and conditions of the Loan Documents.

         5.9. Developer shall permit Tammac, or its duly authorized representatives, at any time during Developer's regular business hours (and upon reasonable notice to Developer), to examine the books and records of Developer and to make copies and excerpts thereof.

         5.10. Any payments on Transactions purchased hereunder which may be received by Developer shall be received in trust for the benefit of Tammac. Developer shall immediately forward to Tammac all such payments in the form received, except for necessary endorsements, without commingling any such payments with Developer's funds.

         5.11. Developer shall not suffer or permit any off-set, counterclaim, right of recoupment or other defenses to arise in favor of a Consumer with respect to any Transaction.

         5.12. Developer agrees that upon payment in full of any Transaction purchased, assigned or transferred to Tammac pursuant to the terms of this Agreement, Developer, at its sole cost and expense, shall be responsible for and shall properly undertake to provide the Consumer with all necessary evidence that the Contract has been paid in full and to discharge all liens relating to that Contract, if any. Tammac shall be responsible for returning to Developer all documents, properly endorsed, necessary to provide the Consumer with such evidence and discharge of all liens.

         5.13. If so requested by Tammac, Developer shall assist Tammac in pursuing all of Tammac's rights and remedies under and pursuant to the Contracts and Related Documents, which assistance shall include, but not be limited to, the collection of all sums due thereunder, the preparation and prosecution and/or defense of any claims, suits, actions or proceedings relating thereto, including inspections, appearances for discovery and testimony in court or otherwise, at Developer's sole cost and expense.

         5.14. So long as any sums are due to Tammac under this Agreement at Tammac's request, Developer shall: (i) arrange for Tammac to inspect, during normal business hours, the books and records of the association or entity responsible for governing the Project ("Association"); (ii) arrange for Tammac to receive annual financial statements of the Association within one hundred twenty (120) days following the end of any fiscal year of the Association; and
(iii) so long as Developer is in control of the Association, cause the Association to undertake all of its duties, obligations and responsibilities in managing and administering the Project pursuant to the Project Documents or as otherwise required by law.

         5.15. Developer shall: (i) perform, carry out, and comply with all of the obligations, agreements, duties and covenants on its part to perform or carry out, as set forth or as required pursuant to the Project Documents; and
(ii) provide competent and responsible management to operate the Project.

         6.       POWER OF ATTORNEY.

                  Developer hereby appoints Tammac, and its duly authorized officers and employees, as true, lawful and irrevocable attorney-in-fact, with respect to the Contracts and Related Documents purchased by Tammac and all obligations of Developer hereunder, to: (i) demand, receive and enforce payment, endorse Developer's name on any notes, checks, drafts or other evidences of payment relative to Transactions purchased by Tammac; (ii) give receipts, releases and satisfactions upon collection in full or all amounts due under the Contracts by or, with the written consent of Developer, which consent shall not be unreasonably withheld or delayed, of or pertaining to the Contracts or Related Documents; (iii) sue, either in the name of Developer or in Tammac's name, for all sums payable under the Transactions; (iv) execute and deliver any financing statements or similar documents in conjunction with the Loan
Documents; or (v) otherwise enforce the rights hereunder, under the Loan Documents and under the Transactions. This power, being coupled with an interest, is irrevocable while any Transactions remain unsatisfied.

         7.       EVENTS OF DEFAULT.

                  If any one or more of the following events shall occur or be continuing, it shall be deemed to be an Event of Default entitling Tammac to pursue each of the remedies as set forth herein, in the Loan Documents, or any other agreements with Tammac or applicable statutes and laws:

         (a) Developer's failure to keep, observe, perform, and/or carryout in every particular the covenants, terms or provisions contained in this Agreement or the other Loan Documents, and such default shall have remained uncured for a period of fifteen (15) days after notice thereof to the Developer by Tammac;

         (b) Developer's consent to the application for an appointment of a receiver or trustee for it or for substantially all of its property, its sufferance of any such appointment made without its consent to any proceedings against it under any law relating to bankruptcy, insolvency, or the reorganization or relief of debtors, which shall have continued unstayed and in effect for a period of 30 consecutive days;

         (c) Developer's admission in writing of its inability to pay its debts as they mature, or commission of any act of bankruptcy; Developer's making of an assignment for the benefit of creditors, or the filing of a voluntary petition in bankruptcy by the Developer; or the application for a receiver by the Developer;

         (d) The entry of any judgment or execution or attachment order against or affecting the Developer which, in the reasonable opinion of Tammac, adversely and materially affects the credit standing of the Developer. (For purposes of this subsection, "materially" shall be defined to mean an amount in excess of ten percent (10%) of Developer's net worth, as shown on Developer's most recently available financial statements, or $50,000.00, whichever is greater);

         (e) Any statement, representation, or warranty by the Developer contained in this Agreement, the other Loan Documents, the financial statements, applications submitted for credit or any other agreement for the payment of money with Tammac proving to be incorrect or misleading in any material respect, or a breach in any of the terms and conditions of this Agreement, the other Loan Documents or any other agreement with Tammac at any time when the Developer is obligated to Tammac hereunder;

         (f) The failure of the Developer to pay any principal or interest on any other material borrowed money obligation when due, so that the holder of such obligation declares, or may declare, such obligation due prior to its stated maturity because of the Developer's default thereunder and the Developer shall have failed to procure, within thirty (30) days after the declaration of said default, a written statement cancelling said default and/or reinstating said obligation. (For purposes of this subsection, "material" shall be defined to mean an amount in excess of ten percent (10%) of Developer's net worth, as shown on Developer's most recently available financial statements or $50,000.00, whichever is greater);

         (g) Any material and adverse change in the condition or affairs, financial or otherwise, of the Developer, which in the reasonable opinion of Tammac impairs Tammac's security or increases its risk so as to jeopardize the repurchase obligations of the Developer hereunder or the obligations of the Developer under any of the other Loan Documents;

         (h) If at any time Tammac reasonably determines that an environmental claim against the Project will have a material adverse effect on the financial condition of the Developer;

         (i) The failure of the Developer to provide financial statements and/or annual tax returns to Tammac when required or requested to do so, together with such financial information as may reasonably be requested by Tammac;

         (j) The passing of title, legal or equitable, to the Project (except as to the Transactions and Unit Weeks sold by Developer in the ordinary course of Developer's business) without the written consent of Tammac;

         (k) The failure to make payment of any tax, assessment, or municipal or governmental charge against the Project or any Unit Week, when due or the imposition of any lien thereon not paid and removed within 15 days from the date thereof, except that no such tax, assessment or charge need be paid which is being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside, provided, however, any such payment must be made if necessary to prevent the forfeiture or sale of the Project or any Unit Week, as the case may be;

         (l) The failure to pay any insurance premium when due on or relating to the Project or any Unit Week;

         (m) Any material change in the corporate structure or management of the Developer without the prior written consent of Tammac, which consent shall not be unreasonably withheld or delayed;

         (n) Any suspension of the Developer's transaction of its usual business;

         (o) Liquidation and/or dissolution of the Developer;

         (p) Developer terminates or breaches any management or marketing agreement and/or engages the services of a different, substitute or subsequent management or marketing firm, or materially modifies the management or marketing agreement(s), without first obtaining the written consent of Tammac, which consent shall not be unreasonably withheld or delayed; or

         (q) The Project is partially or totally destroyed and the Developer, the Association and/or owners of the Unit Weeks, as the case may be, if permitted, elect not to rebuild the Project or the improvements at the Project in substantially the same size, quality of construction, architecture and in all other manner so as to conform with the improvements which existed prior to such damage or destruction.

         8.       INDEMNIFICATION.

                  Developer hereby agrees to indemnify Tammac and to protect, defend and hold Tammac harmless, from and against any and all loss, cost, damage, liability, injury or expense, including without limitation, attorney's fees and other legal expenses, which Tammac may incur as a result of or by reason of the untruthfulness and/or breach of any of the agreements, warranties, representations or covenants of Developer contained herein.

         9.       REPURCHASE.

         9.1. If a Consumer becomes in excess of sixty (60) days delinquent on any of the Consumer's obligations under the terms and conditions of his Contract and Related Documents, then with respect to such delinquent Contract, Developer shall, immediately upon Tammac's request, and in Tammac's sole discretion, promptly (and in no event later than fifteen (15) days of written demand from Tammac) replace the said delinquent Contract with an acceptable replacement Contract ("Replacement Contract") or repurchase said delinquent Contract for an amount equal to all sums due thereunder, including, but not limited to unpaid principal, accrued interest, plus any expenses of collection incurred by Tammac (including, but not limited to reasonable attorney's fees and court costs) as a result of said default by a Consumer as aforesaid. The determination of what constitutes an acceptable Replacement Contract shall be determined in Tammac's sole discretion.

                  An acceptable Replacement Contract must: (i) meet Tammac's lending guidelines and criteria; (ii) be current in payment and not in default at the time of assignment and delivery to Tammac; (iii) be written at an interest rate at least equal to the interest rate set forth in the delinquent Contract; (iv) have a principal balance remaining due thereon at least equal to the unpaid principal balance due on the delinquent Contract; and (v) must not be in violation of any of the warranties, representations and covenants set forth in Section 4 above. In the event that the unpaid principal balance of the Replacement Contract is greater that the principal balance of the delinquent Contract, Tammac shall fund any such excess, if any, to Developer provided, Developer is in compliance with the terms, conditions and covenants of this Agreement. By making such assignment and delivery of the Replacement Contract, Developer warrants and represents, as of the date of such assignment, delivery and acceptance by Tammac, that all warranties, representations and covenants contained in this Agreement are true, correct and not misleading and each such Replacement Contract shall be deemed to be a Contract subject to the terms and conditions of this Agreement, including, without limitation, the obligation of Developer to repurchase or replace any such delinquent Replacement Contract.

                  Notwithstanding anything contained herein to the contrary, after September 7, 1996, or the purchase by Tammac of $3,000,000.00 of Contracts pursuant to the Commitment Letter and this Agreement; whichever occurs first, Developer shall not have the option of offering Replacement Contracts to Tammac for delinquent Contracts and Tammac shall be under no obligation to accept any Replacement Contracts as aforesaid. From and after September 7, 1996, or the purchase by Tammac of $3,000,000.00 of Contracts pursuant to the Commitment Letter and this Agreement, whichever occurs first, Developer must repurchase the delinquent Contracts as aforesaid.

         9.2. If any Event of Default (as hereinabove defined) shall occur or be continuing and/or the Developer fails to repurchase or replace one or more delinquent Contracts as provided in Section 9.1. above, Developer shall, immediately upon Tammac's request and in Tammac's sole discretion, promptly (and in no event later than fifteen (15) days of written demand from Tammac) repurchase any one or more or all of the Contracts purchased by Tammac hereunder (whether then delinquent or not) for an amount equal to all sums due thereunder, including, but not limited to unpaid principal, interest, plus any expenses of collection (including, but not limited to reasonable attorney's fees and court costs), and other expenses incurred by Tammac as a result of said Event of Default and/or said failure to repurchase or replace delinquent Contracts as provided in Section 9.1. above.

         9.3. All Transactions repurchased by Developer shall be reassigned to Developer, at Developer's sole cost and expense, without recourse to Tammac, and without any warranties, express or implied, and shall be delivered to Developer against payment to Tammac in cash or by certified check at Tammac's principal place of business, regardless of whether any collateral security relating to said Transactions is then in existence or the condition thereof.

         9.4. No delay on the part of Tammac or its assignees in exercising any rights hereunder or under the Contracts and Related Documents, nor in taking any action to collect or enforce payment of any Contract and/or Related Documents shall operate as a waiver of any such rights or in any manner prejudice Tammac or its assignee's rights against Developer hereunder. Tammac shall be under no duty to notify Developer of any default by any Consumer under the terms and conditions of the Contracts and Related Documents. Tammac may, without prejudice to any claim against Developer hereunder, at any time, or from time to time, in Tammac's sole discretion and without notice to the Developer: (a) extend or change the time for payment, and the manner, place or terms of payment, of any Contract and/or Related Documents; (b) exchange, release or surrender all or any collateral security which Tammac may at any time hold in connection with any Contract and/or Related Documents and/or this Agreement or the other Loan Documents; (c) sell any collateral held by Tammac at public or private sale and/or purchase said collateral at said sale; and (d) settle or compromise with the Consumers, any Contracts, or subordinate to the payment of any such Contracts of the Consumers or any other person, to the payment of any other debt which may be owing to Tammac.

         9.5. Until repurchased by Developer, Tammac may continue to collect all sums due under the Contracts and/or Related Documents. Tammac shall at all times have the right to realize upon any collateral security relating to a defaulted Transaction and Developer's obligation to repurchase any such Transaction shall survive any such sale of the said collateral, if any.

         9.6 Upon the occurrence of an Event of Default, at Tammac's option, Tammac shall have no further obligation under the terms of the Commitment Letter and this Agreement, or otherwise, to purchase any new or additional Contracts from Developer, anything contained herein to the contrary notwithstanding.

         10.      ADDITIONAL REQUIREMENTS.

                  In the event that any claim, counterclaim, cross-claim, or defense is asserted against Tammac by a Consumer or any other person or entity, whether in a judicial proceeding, bankruptcy, or by notice to Tammac of non-payment of a Transaction as a result of such claim or defense, alleging breach of warranty, breach of contract, violation of any federal, state or local statute, rule or regulation, or any other claim, counterclaim, cross-claim or defense relating to the Contract and/or Related Documents, or otherwise, Developer agrees to repurchase any and all Transactions so affected for an amount equal to all of the sums due thereunder, within fifteen (15) days of written demand from Tammac. Developer shall continue to defend and indemnify Tammac against any and all loss, cost, damage, injury or expense, including without limitation, all attorney fees and litigation expenses, by reason of any such claim, counterclaim, cross-claim or defense.

         11.      RESERVE ACCOUNT.

         11.1. Tammac shall establish a reserve account for the benefit and protection of the Developer and Tammac from a portion of the proceeds otherwise payable by Tammac to the Developer on each Contract ("Reserve Account"). The amount of money to be retained as aforesaid from each Contract shall be ten (10%) of the amount financed on each Contract or at such amounts as the Developer and Tammac shall mutually agree upon from time to time. The monies so retained shall be credited to the Reserve Account which shall be maintained by Tammac or by its assignee(s). From time to time, Tammac or its assignee shall provide to Developer an itemized statement of all Transactions and the balance in the Reserve Account. The Reserve Account shall be non-interest bearing. Provided no Event of Default has occurred or is continuing under this Agreement and/or the other Loan Documents, Tammac or its assignee will, periodically, but not less than seim-annually, make payments to the Developer from the Reserve Account of all monies in excess of ten (10%) percent of the unpaid principal balance or unpaid rentals, as the case may be, of all Contracts sold or assigned to Tammac, less the unpaid principal balance due on any Contract sixty (60) days or more past due. Should Developer discontinue doing business with Tammac prior to the Project being sold in full or should this Agreement be terminated, except as a result of the Developer's default of any of its obligations to Tammac or its assignees hereunder or under any other agreements between the Developer and Tammac or Tammac's assignees, Tammac or its assignees shall have the right to continue to maintain the Reserve Account in an amount not to exceed ten percent (10%) of the principal balance of the Contracts assigned to Tammac plus the outstanding balance of Contracts in excess of sixty (60) days. Should an Event of Default occur or be continuing, then Tammac or its assignee shall have the right to withhold all payments to Developer from the Reserve Account. Developer agrees that each such statement furnished by Tammac or Tammac's assignees, and each such payment made by Tammac or Tammac's assignee(s) to Developer in connection with the Reserve Account, as aforesaid shall be deemed to be correct and binding, unless Developer advises Tammac, or Tammac's assignee(s), otherwise in writing within ten (10) days after receipt thereof.

         11.2. Notwithstanding anything contained herein to the contrary, and without limiting Tammac's rights hereunder, Tammac may, at its option, but is not obligated to, charge or access the Reserve Account and withdraw all amounts necessary to repurchase any Contracts that are in default, provided, Developer shall have failed to repurchase any such delinquent Contracts pursuant to the provisions of Section 9 hereof. Furthermore, Tammac shall have the right to charge any amounts owed by Developer to Tammac, or Tammac's assignee(s), under the Contracts, this Agreement and/or the other Loan Documents to the Reserve Account at any time. It is expressly understood and agreed that Developer's obligations to repurchase the Contracts hereunder, or pay any other sums due in accordance with the provisions of this Agreement or the other Loan Documents, shall not be limited to the amount in the Reserve Account established herein. In the event that the Reserve Account balance falls below ten percent (10%) of the unpaid principal balance of the Contracts assigned to Tammac, Tammac, and/or its assigns, may require the Developer to make deposits into the Reserve Account to replenish said account. If Tammac, or Tammac's assigns, requests the Developer to replenish the Reserve Account, the Developer shall do so immediately upon demand. The Reserve Account shall be maintained by Tammac, or Tammac's assigns, until all of the Contracts held by Tammac or its assigns are paid in full and all obligations of the Developer under the Loan Documents are completely satisfied.

         11.3. Anything herein contained notwithstanding to the contrary, it is understood and agreed that in the event Tammac should assign the Contracts, Related Documents and the Reserve Account or any portion thereof, Tammac shall have no further responsibility to Developer for furnishing periodic statements or accounting for the activity in the Reserve Account or for making any payments from the Reserve Account provided however, that Tammac shall have required its assignee to assume Tammac's obligations to Developer with respect to the Reserve Account. Developer's only recourse for said accounting and payments from the Reserve Account shall be solely to Tammac's assignee(s).

         12.      SECURITY AGREEMENT.

                  Without in any way limiting the force and effect of that certain Loan and Security Agreement and the other Loan Documents executed by Developer to Tammac contemporaneously herewith, the terms and conditions of which are incorporated by reference herein as though set forth fully at length, to further secure the payment and performance of the obligations of the Developer as set forth in this Agreement and the other Loan Documents, as well as any extensions, renewals or modifications thereof or substitutions therefore, Developer hereby grants a security interest to Tammac in and to the Contracts, the Related Documents and the Reserve Account. Developer agrees to join with Tammac in the execution of any financing statements and to execute any other instruments that may be required for the perfection or renewal of such security interest under the Uniform Commercial Code. The granting of a security interest in the Reserve Account as aforesaid is a material inducement to Tammac to enter into this Agreement, and is necessary to provide Tammac with sufficient collateral security for the adequate protection of the Developer's performance of its obligations hereunder and under the other Loan Documents. It is understood and agreed that no part of the Reserve Account shall be available to the Developer as cash collateral, or otherwise, in the event of the filing of a bankruptcy or other insolvency proceeding by or against the Developer.

         13.      RIGHT OF FIRST REFUSAL.

                  After Tammac has purchased Contracts from the Developer equalling the funding limitation as set forth in the Commitment Letter, and except as hereinafter set forth, it is further understood and agreed that Tammac shall have the right of first refusal to purchase all Transactions from the Project. Notwithstanding anything contained herein to the contrary, after Tammac has purchased Contracts from the Developer equalling the funding limitation as set forth in the Commitment Letter, if Developer receives a bona fide, arms-length offer to purchase Contracts from a funding source other than Tammac, the terms and conditions of which are acceptable to Developer, Developer agrees to notify Tammac of Developer's desire to sell Contracts to that other funding source, setting forth in said notice all of the terms and conditions thereof pursuant to which Developer intends to sell said Contracts (the "Notice"). Within fifteen (15) days after the giving of the Notice by Developer to Tammac, Tammac shall notify Developer whether Tammac elects to purchase the Contracts on the same terms and conditions as set forth in the Notice. If Tammac notifies Developer of Tammac's election to purchase the Contracts within said fifteen
(15) day period, Developer shall continue to offer to Tammac Contracts pursuant to the terms and conditions of this Agreement, as same may be modified pursuant to the terms of the Notice. If Tammac fails to notify Developer of Tammac's election to purchase the Contracts, or in the event Tammac notifies Developer that Tammac does not elect to purchase said Contracts within the aforesaid time period, Developer shall then have the right to sell said Contracts to such other funding source. The aforesaid right of first refusal shall not apply to Rejected Contracts or Unacceptable Contracts.

         14.      ASSIGNMENT BY TAMMAC.

                  Developer understands and agrees that in order for Tammac to induce any financial institution, person, corporation, partnership or other entity with which Tammac transacts business to acquire an interest in the Contracts and Related Documents referred to herein from Tammac, all of the terms hereof and undertakings, warranties and guarantees contained herein (except as to paragraph 13) shall also inure to the benefit of such financial institution, person, corporation, partnership or other entity and shall give such financial institution, person, corporation, partnership or other entity the same rights and remedies as are conferred upon Tammac herein. Tammac may assign all or any of its rights, title and interest in and to the Contracts and Related Documents and/or offer participation interests in and to the Contracts and Related Documents and/or this Agreement to any person or entity, in its sole discretion, without the approval or consent of the Developer.

         15.      COSTS OF TAMMAC.

                  Developer shall pay to Tammac, or directly to such other persons or entities, as the case may be, all costs and expenses incurred by Developer and/or Tammac in the negotiation, administration and enforcement of this Agreement and the other Loan Documents including, but not limited to, Tammac's attorneys' fees in connection with the collection of any of the sums due or the enforcement of the performance of the obligations, covenants and agreements of this Agreement or the other Loan Documents, or to advise Tammac with respect to its rights and remedies hereunder and under the other Loan Documents, consultants or other professional fees, search fees, filing fees and other out-of-pocket expenses. Notwithstanding anything contained herein to the contrary, Developer's obligation to reimburse or pay Tammac's attorney's fee in connection with the negotiation, preparation and execution of the Loan Documents shall be limited pursuant to the Commitment Letter.

         16.      TERMINATION.

         16.1. This Agreement shall continue in force until the occurrence or continuation of an Event of Default and in such event, Tammac elects to terminate this Agreement by written notice to Developer, which notice may be no less than fifteen (15) days, provided, however, any such termination hereunder shall not affect the rights, obligations and liabilities of the parties for any Transaction purchased hereunder prior to the date of termination. The rights, obligations and liabilities of the parties hereunder, other than: (x) Tammac's obligation to purchase Contracts from the Developer under the terms of the Commitment Letter or this Agreement or otherwise; and (y) Tammac's right of first refusal set forth in Section 13 above, shall survive any termination of this Agreement. Tammac may, in its sole discretion, upon written notice to Developer, revoke any approvals to purchase any Transaction which has not been funded by Tammac before the effective date of the termination.

         16.2. It is further understood and agreed that in the event of Termination of this Agreement, Developer shall not directly or indirectly assign, transfer or negotiate any Contracts and/or Related Documents it holds or which are thereafter generated by it, nor will it direct any other Consumers to any financial institution, person, corporation, partnership or other entity which has purchased or obtained an interest in the Contracts and/or Related Documents under this Agreement through Tammac, for a period of one (1) year after the last payment of the last Contract which the financial institution, person, corporation, partnership or other entity acquired through the efforts of Tammac. This provision shall not preclude Developer from assigning, transferring, selling or negotiating Contracts with any other financial institution, person, corporation, partnership or other entity which has not purchased contracts from Tammac pursuant to this Agreement.

         17.      NO MARSHALLING.

                  Tammac shall be under no obligation whatsoever to proceed against any collateral securing the obligations of the Developer pursuant to the Loan Documents and/or to first proceed against any person or entity obligated under the Loan Documents before proceeding against any particular collateral available to Tammac or before proceeding against any person or entity obligated under the Loan Documents.

         18.      CROSS DEFAULT/CROSS COLLATERAL.

                  All other agreements between Tammac and the Developer, whether presently existing or hereafter arising, including, but not limited to the Loan Documents, are hereby amended so that a default under this Agreement is a default under all other agreements and a default under any of the other agreements is a default under this Agreement. Further, such agreements are amended so that the collateral securing the Developer's obligations hereunder secures the obligations now or hereinafter outstanding under all other agreements with Tammac and the collateral pledged as security for any other agreements with Tammac secures the Developer's obligations hereunder.

         19.      INDEPENDENT CONTRACTOR.

                  Nothing in this Agreement shall be considered to create a joint venture arrangement or the relationship of employer and employee between the parties hereto, nor shall the Developer be construed to be the agent of Tammac. Developer shall at all times be an independent contractor. Tammac shall not be liable for any act of Developer or of Developer's employees, servants or agents.

         20.      INTER CREDITOR AGREEMENT.

                  Notwithstanding anything contained herein to the contrary, in the event Tammac elects not to exercise its rights of first refusal as set forth in Paragraph 13 above, or in the event Tammac discontinues purchasing Transactions under the terms and conditions of this Agreement (or the Commitment Letter), other than as a result of the occurrence or continuation of an Event of Default hereunder, Tammac hereby agrees that upon Developer's request, Tammac shall enter into one or more inter-creditor agreements with one or more financial institutions or funding sources (each being a "Funding Source") who shall purchase Transactions from Developer and who has requested that Developer execute and deliver a deed of trust covering the Project as collateral security for Developer's obligations to the Funding Source. The inter-creditor agreement shall be in such form and in such substance as is reasonably satisfactory to Tammac and the Funding Source and will provide, among other things, that Tammac's and the Funding Source's interest in and to the Project under their respective deeds of trust shall enjoy the same priority lien position on the Project in proportion to the amount of the unpaid principal balance remaining due on all of the Transactions purchased by Tammac and the Funding Source, as said proportion may vary from time to time. Said proportion shall be computed as follows: the denominator of the fraction shall be the total remaining unpaid principal balance of all Transactions purchased by Tammac and each Funding Source as of the date of the computation, and the numerator shall be the total remaining unpaid principal balance of the Transactions purchased by either Tammac or each Funding Source, respectively, as of the date of the computation, as the case may be.

         21.      NOTICES.

                  Any notice or demand in connection with this Agreement shall be deemed sufficiently given or made, (i) immediately upon hand delivery; (ii) the next business day after said notice or demand is deposited with a recognized next day courier or express service; or (iii) if mailed, upon 3 business days after said notice or demand is deposited with the United States Postal Service by registered or certified mail, postage prepaid, to the other party for whom it is intended at the address set forth in the heading of this Agreement, or such other address as shall hereafter be given by written notice to the other party.

         22.      SURVIVAL OF REPRESENTATIONS, COVENANTS AND WARRANTIES.

                  The representations, warranties and covenants provided herein shall survive the execution and delivery of this Agreement, the purchase of Transactions hereunder and the termination of this Agreement.

         23.      SEVERABILITY.

                  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         24.      HEADINGS.

                  The  section   headings   used  in  this   Agreement  are  for
convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

         25.      GENDER.

                  Throughout this Agreement, the masculine shall include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Agreement indicates otherwise.

         26.      ASSIGNMENT AND MODIFICATION.

                  This Agreement may not be assigned by Developer without the express written consent of Tammac. No modification or other amendment to this Agreement shall be effective unless in writing and signed by all parties.

         27.      NO WAIVER; RIGHTS AND REMEDIES CUMULATIVE.
                  Knowledge of any breach of any representation, warranty or covenant hereunder shall not be deemed to constitute a consent thereto and no provision hereof shall be deemed to be modified or amended except in writing. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Tammac under the other Loan Documents, at law or in equity. No express or implied waiver by Tammac of any default or Event of Default hereunder or under any of the other Loan Documents shall in any way be, or be construed to be, a waiver of any future or subsequent default or Event of Default. The failure or delay of Tammac in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein or in the other Loan Documents shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right or remedy by Tammac shall not exhaust the same or constitute a waiver of any other right or remedy provided herein or in the other Loan Documents. No delay or failure by Tammac in the exercise of any right or remedy under this Agreement or otherwise available to it shall constitute a waiver thereof, and no single or partial exercise by Tammac of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. To the extent there is any conflict between the provisions of this Agreement and any other Loan Documents, the terms of the agreement which affords the greater protection to Tammac shall control.

         28.      CHOICE OF LAW.

                  Notwithstanding the place of the execution and/or delivery of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except where the laws of the State of Colorado control with respect to the exercise of Tammac's remedies as against the Project and/or the Unit Weeks.

                  The Developer hereby irrevocably submits to the jurisdiction of any federal or state court sitting in the Commonwealth of Pennsylvania over any suit, action or proceeding arising out of or relating to this Agreement.

         29.      AMENDED AND RESTATED FINANCING AGREEMENT.

                  This Amended and Restated Financing Agreement supersedes and replaces that certain Financing Agreement dated September 11, 1991, entered into between the parties hereto. This Amended and Restated Financing Agreement is in no way to be construed as a discharge of the obligations, liabilities and rights as set forth in the aforesaid Financing Agreement.

         30.      COUNTERPARTS.

                  This Agreement may be executed in counterparts, each of which shall be deemed an original. IN WITNESS WHEREOF, the undersigned have executed this Agreement at Phoenix, Arizona, the 7th day of

September, 1994.

                                             TAMMAC FINANCIAL CORP.,
                                             a Delaware Corporation
                                             By:   Andy G. Roosa
                                                  -------------------------
                                                   ANDY G. ROOSA, President

                                             Address:
                                             --------
                                             100 Commerce Boulevard
                                             Wilkes-Barre, PA 18702

ATTEST:                                      ILX INCORPORATED (f/k/a

                                             ILX ENTERPRISES INCORPORATED),
                                             an Arizona Corporation

Stephanie D. Castronova                      By: Joseph P. Martori, President
------------------------                         -----------------------------
STEPHANIE D. CASTRANOVA,                         JOSEPH P. MARTORI, President
Secretary                                        and Chief Executive Officer

                                             Address:
                                             --------
                                             2777 East Camelback Road
                                             Phoenix, Arizona  85016

         SWORN AND SUBSCRIBED BEFORE ME, this 7th day of September, 1994.

                                              Mia A. Green
                                             ---------------------------------

                                              Notary Public


                               EXHIBIT A
                         PROJECT DESCRIPTION



                               EXHIBIT B

               TAMMAC'S LENDING GUIDELINES AND CRITERIA